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Exhibit 10.11

THIRD MODIFICATION
OF
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LOAN DOCUMENTS

    THIS THIRD MODIFICATION OF SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS (this "Agreement") is made this 19th day of December, 2000, by and among (i) THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), (ii) FLEET NATIONAL BANK, as Agent (the "Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined), (iii) FLEET NATIONAL BANK, as a lender under the Credit Agreement ("Fleet"), and (iv) BANK UNITED (Bank United and Fleet being hereinafter collectively referred to as the "Banks").

W I T N E S S E T H:

    WHEREAS, Borrower, Agent, and the Banks entered into that certain Second Amended and Restated Credit Agreement, dated November 30, 1999, as amended by that certain First Modification of Second Amended and Restated Credit Agreement and Loan Documents, dated April 21, 2000, and as further amended by that certain Second Modification of Second Amended and Restated Credit Agreement and Loan Documents, dated June 30, 2000 (as may hereafter be amended or modified from time to time, the "Credit Agreement"); and

    WHEREAS, the parties to the Credit Agreement wish to further amend and modify the Credit Agreement and the Loan Documents (as defined in the Credit Agreement);

    NOW THEREFORE, IN CONSIDERATION of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.  Definitions.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

    2.  Amendments.  The Credit Agreement is hereby modified as follows:

      (a) The definition of "Conversion Date" is hereby deleted.

      (b) The definition of "Commitment Amount" is hereby deleted, and the following inserted in lieu thereof:

    "Commitment Amount.  The sum of the commitments for the Loan by the Banks in an amount not to exceed $50,000,000."

      (d) The definition of "Existing Senior Indebtedness Repurchase Cost" is hereby deleted.

      (e) The definition of "Maximum Revolver Amount" is hereby deleted and the following is inserted in lieu thereof:

    "Maximum Revolver Amount.  The Maximum Revolver Amount shall be equal to the lesser of (i) the Borrowing Base minus Permitted Third Party Letters of Credit and (ii) the sum of the several Commitments of the Banks as shown on Schedule 1 hereto, such sum not to exceed $50,000,000."

      (f)  The definition of "Repurchase Premium" is hereby deleted.

      (g) The text of § 2.1 is hereby deleted and the following inserted in lieu thereof:

    "Commitment to Lend and Borrower's Promise to Pay.  The Banks hereby commit to extend credit in the amount of $50,000,000; provided, however, that the Senior Indebtedness at any one time outstanding (calculated in the manner set forth at §7.5) shall not exceed the

    Borrowing Base. Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Effective Date and the Maturity Date (as defined below), upon notice to the Agent given in accordance with § 2.5 hereof, such amounts as may be requested by the Borrower; provided, however, that the maximum aggregate principal amount of the Revolving Credit Loan (after giving effect to the amounts requested) shall not at any one time exceed an amount equal to the Maximum Revolver Amount minus the amount of Letters of Credit issued pursuant to §2.9 hereof. The Advances with respect to the Revolving Credit Loan shall be made pro rata in accordance with each Banks' Commitment Percentage. Each request for Advance hereunder shall constitute a representation by the Borrower that the applicable conditions set forth in §§6 and 7 hereof have been satisfied on the date of such request. On the Maturity Date, the Revolving Credit Commitment shall terminate and the Revolving Credit Loan shall mature and become due and payable, and the Borrower hereby promises to pay on such date all amounts then outstanding hereunder. As used herein, the term "Maturity Date" shall mean December 31, 2003 or such earlier date on which the Borrower terminates the Banks' Commitments hereunder or on which the maturity thereof is accelerated pursuant to the provisions of §11.1 hereof."

      (h) The text of §2.4(b) is hereby deleted.

      (i)  The text of §2.4(c), including the text inserted by that certain Second Modification of Second Amended and Restated Credit Agreement and Loan Documents, dated June 30, 2000, is hereby deleted.

      (j)  The text of §2.5 is amended by deleting the reference to "Kevin Hake" and inserting in lieu thereof the name "Andrew D. Stickney."

      (k) The text of §2.10 is hereby deleted.

      (l)  The text of §2.11 is hereby deleted and the following inserted in lieu thereof:

    "Repurchase of Existing Senior Indebtedness.  The Borrower agrees and represents that the Existing Senior Indebtedness has been repurchased by the Borrower ("Senior Repurchase"), that no further obligations are owed by the Borrower with respect to the Existing Senior Indebtedness, and that nothing in this §2.11 shall hereafter be construed to require that the Commitment Amount exceed $50,000,000."

      (m) Section 11.1 is hereby amended by adding the following text as item (l) thereto:

    "(l) if there is a Change of Control."

      (n) Schedule 1, including the amendments thereto pursuant to that certain First Modification of Second Amended and Restated Credit Agreement and Loan Documents, dated April 21, 2000, is hereby deleted and the Schedule 1 attached hereto is inserted in lieu thereof.

    3.  Revolving Credit Notes.  Contemporaneously with the execution of this Agreement, Borrower is executing replacement promissory notes to evidence the extended Maturity Date and the other modifications made hereby, which replacement promissory notes shall constitute Revolving Credit Notes or Notes under the Credit Agreement.

    4.  Ratification.  Except as modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and Borrower hereby ratifies the terms and conditions thereof.

    5.  No Default or Event of Default.  Borrower reaffirms, as of the date hereof, all of the representations, warranties, and indemnities contained in the Loan Documents. Borrower further warrants and represents, as of the date hereof, the following:

      a)  The Loan Documents are binding and enforceable.

      b)  There does not exist a Default, Event of Default, or event or circumstance that with the passage of time or giving of notice would constitute a Default or Event of Default under any of the Loan Documents.

      c)  Borrower has no claim, defense, rights to setoff, or counterclaim against the indebtedness evidenced or secured by any of the Loan Documents or against the Agent or the Banks.

    6.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, the Banks, and their respective successors and assigns.

    7.  Cross Reference.  All references in the Loan Documents to the Credit Agreement shall hereafter include the modifications to the Credit Agreement set forth herein.

    8.  Time of the Essence.  Time is of the essence of this Agreement.

    9.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

    10.  Facility Fee.  Borrower has paid to the Agent for the benefit of the Banks the sum of $250,000.00 as a fully earned fee in connection with this Agreement.

    11.  Effective Date.  The Effective Date of this Agreement shall be December 31, 2000.

[SIGNATURES ON FOLLOWING PAGE]

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

THE ROTTLUND COMPANY, INC., a Minnesota corporation
By:	/s/ STEVEN A. KAHN
Name:	Steven A. Kahn
Its:	Chief Financial Officer
FLEET NATIONAL BANK, AS AGENT
By:	/s/ ANDREW D. STICKNEY
Name:	Andrew D. Stickney
Its:	Vice President
FLEET NATIONAL BANK
By:	/s/ ANDREW D. STICKNEY
Name:	Andrew D. Stickney
Its:	Vice President
BANK UNITED
By:	/s/ PAUL GARLAND
Name:	Paul Garland
Its:	Regional Director

    The undersigned guarantors hereby agree to all modifications of the Credit Agreement contained in this Agreement and hereby ratify and reaffirm their respective Amended and Restated Subsidiary Guaranty dated as of November 30, 1999.

NORTHCOAST MORTGAGE, INC.
By:	/s/ STEVEN A. KAHN
Name:	Steven A. Kahn
Its:	Chief Financial Officer
ROTTLUND HOMES OF FLORIDA, INC.
By:	/s/ STEVEN A. KAHN
Name:	Steven A. Kahn
Its:	Chief Financial Officer
ROTTLUND HOMES OF INDIANA LIMITED PARTNERSHIP
By:	Rottlund Homes of Indiana, Inc., Its General Partner
By:	/s/ STEVEN A. KAHN
Name:	Steven A. Kahn
Its:	Chief Financial Officer
ROTTLUND HOMES OF IOWA, INC.
By:	/s/ STEVEN A. KAHN
Name:	Steven A. Kahn
Its:	Chief Financial Officer
ROTTLUND HOMES OF NEW JERSEY
By:	/s/ STEVEN A. KAHN
Name:	Steven A. Kahn
Its:	Chief Financial Officer

SCHEDULE 1

Commitments

Bank	Commitment	Commitment Percentage
Fleet National Bank	$25,000,000	50%
111 Westminster Street
Providence, RI 02903
Bank United	$25,000,000	50%
222 S. Westmonte Drive
Suite 200
Altmonte Spring, FL 32714

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$25,000,000.00	December 19, 2000

    FOR VALUE RECEIVED, the undersigned, THE ROTTLUND COMPANY, INC., a corporation organized and existing under the laws of Minnesota, having its principal place of business at 3065 Center Pointe Drive, Roseville, Minnesota 55113 (the "Borrower"), promises to pay, on or before December 31, 2003 (the "Maturity Date"), to the order of FLEET NATIONAL BANK, a national banking association (hereinafter, together with its successors in title and assigns, called the "Bank") at the head office of Fleet National Bank (the "Agent"), at 111 Westminster Street, Providence, Rhode Island 02903, the principal sum of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 30, 1999, as modified by that certain First Modification of Second Amended and Restated Credit Agreement and Loan Documents dated as of April 21, 2000, as modified by that certain Second Modification of Second Amended and Restated Credit Agreement and Loan Documents dated as of June 30, 2000, and as further modified by that certain Third Modification of Second Amended and Restated Credit Agreement and Loan Documents dated as of even date herewith (as amended, the "Credit Agreement") among the Bank, the Borrower, the other financial institutions named therein and the Agent (this "Note"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Unless otherwise provided herein, the rules of interpretation set forth in §1 of the Credit Agreement shall be applicable to this Note.

    The Borrower also promises to pay (a) principal from time to time at the times provided in the Credit Agreement and (b) interest from the date hereof on the principal amount from time to time unpaid at the rates and times set forth in the Credit Agreement and in all cases in accordance with the terms of the Credit Agreement. The Agent may endorse the record relating to this Note with appropriate notations evidencing advances and payments of principal hereunder as contemplated by the Credit Agreement.

    This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Credit Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Credit Agreement.

    This Note is one of two notes (the "Notes") which evidence a debt obligation in the maximum principal amount of $50,000,000.00 made pursuant to the terms of the Credit Agreement.

    In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

    The Borrower and all endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

    THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

[Signatures on following page]

    IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name as an instrument under seal by its duly authorized officer on the date and in the year first above written.

THE ROTTLUND COMPANY, INC.
By:	/s/ STEVEN A. KAHN
Name	Steven A. Kahn
Its:	Chief Financial Officer
Attest:	/s/ DAVID H. ROTTER
Name:	David H. Rotter
Its:	President

[CORPORATE SEAL]

ADVANCES AND
REPAYMENTS OF PRINCIPAL

    Advances and payments of principal of this Note were made on the dates and in the amounts specified below:

Date	Amount of Loan	Amount of Principal Prepaid or Repaid	Balance of Principal Unpaid	Notation Made By:

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$25,000,000.00	December 19, 2000

    FOR VALUE RECEIVED, the undersigned, THE ROTTLUND COMPANY, INC., a corporation organized and existing under the laws of Minnesota, having its principal place of business at 3065 Center Pointe Drive, Roseville, Minnesota 55113 (the "Borrower"), promises to pay, on or before December 31, 2003 (the "Maturity Date"), to the order of BANK UNITED, a national banking association (hereinafter, together with its successors in title and assigns, called the "Bank") at the head office of Fleet National Bank (the "Agent"), at 111 Westminister Street, Providence, Rhode Island 02903, the principal sum of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 30, 1999, as modified by that certain First Modification of Second Amended and Restated Credit Agreement and Loan Documents dated as of April 21, 2000, as modified by that certain Second Modification of Second Amended and Restated Credit Agreement and Loan Documents dated as of June 30, 2000, and as further modified by that certain Third Modification of Second Amended and Restated Credit Agreement and Loan Documents dated as of even date herewith (as amended, the "Credit Agreement") among the Bank, the Borrower, the other financial institutions named therein, and the Agent (this "Note"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Unless otherwise provided herein, the rules of interpretation set forth in §1 of the Credit Agreement shall be applicable to this Note.

    The Borrower also promises to pay (a) principal from time to time at the times provided in the Credit Agreement and (b) interest from the date hereof on the principal amount from time to time unpaid at the rates and times set forth in the Credit Agreement and in all cases in accordance with the terms of the Credit Agreement. The Agent may endorse the record relating to this Note with appropriate notations evidencing advances and payments of principal hereunder as contemplated by the Credit Agreement.

    This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Credit Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Credit Agreement.

    This Note is one of two notes (the "Notes") which evidence a debt obligation in the maximum principal amount of $50,000,000.00 made pursuant to the terms of the Credit Agreement.

    In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

    The Borrower and all endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

    THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

[Signatures on following page]

2

    IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name as an instrument under seal by its duly authorized officer on the date and in the year first above written.

THE ROTTLUND COMPANY, INC.
By:	/s/ STEVEN A. KAHN
Name:	Steven A. Kahn
Its:	Chief Financial Officer
Attest:	/s/ DAVID H. ROTTER
Name:	David H. Rotter
Its:	President

[CORPORATE SEAL]

3

ADVANCES AND
REPAYMENTS OF PRINCIPAL

    Advances and payments of principal of this Note were made on the dates and in the amounts specified below:

Date	Amount of Loan	Amount of Principal Prepaid or Repaid	Balance of Principal Unpaid	Notation Made By:

4

QuickLinks

THIRD MODIFICATION OF SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LOAN DOCUMENTS
SCHEDULE 1 Commitments
AMENDED AND RESTATED REVOLVING CREDIT NOTE
ADVANCES AND REPAYMENTS OF PRINCIPAL
AMENDED AND RESTATED REVOLVING CREDIT NOTE
ADVANCES AND REPAYMENTS OF PRINCIPAL